Exhibit 99.1

Megalith Financial Acquisition Corp. Stockholders Approve Business Combination with BankMobile Technologies, Inc.

NEW YORK, NY, December 21, 2020 (GLOBE NEWSWIRE) – Megalith Financial Acquisition Corp. (the “Company” or “MFAC”) (NYSE American: MFAC, MFAC.W, MFAC.U), a special purpose acquisition company, today held its previously announced special meeting of stockholders (the “Special Meeting”). In connection therewith, the Company’s stockholders voted in favor of all proposals, including the proposed business combination between the Company and BankMobile Technologies, Inc., a Pennsylvania corporation (“BankMobile”) (the “Proposed Transaction”). In connection with the Special Meeting, 500 shares of Class A common stock were redeemed.

To ensure economic efficiency, the parties currently expect the Proposed Transaction to close on January 4, 2021.

About Megalith Financial Acquisition Corp.

Megalith Financial Acquisition Corp. is a blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, with a focus on the fintech or financial services industries. MFAC consummated its initial public offering on the NYSE in August 2018 and is listed under the symbol “MFAC.” More information can be found on its website at http://www.megalithfinancial.com.

Additional Information and Where to Find It

This communication is being made in respect of the Proposed Transaction. The Company filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on September 21, 2020 (the “Preliminary Proxy Statement”), a registration statement on Form S-4 (File No. 333-249815) on November 3, 2020, as amended on November 18, 2020 and December 9, 2020 (the “Registration Statement”) (which includes a prospectus (the “Prospectus”) and the Preliminary Proxy Statement, as amended), and a final Prospectus on December 11, 2020 (the “Final Prospectus,” and together with the definitive proxy statement, dated December 11, 2020, included therein, the “Definitive Proxy Statement”) in connection with the Proposed Transaction, and will file other documents regarding the Proposed Transaction with the SEC. Before making any investment decision, investors and stockholders of the Company are urged to carefully read the Registration Statement and the Definitive Proxy Statement, and other relevant documents filed with the SEC, because such documents will contain important information about the Company, BankMobile and the Proposed Transaction. The Company began mailing the Definitive Proxy Statement to its stockholders on December 11, 2020. Stockholders may also obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Megalith Financial Acquisition Corp., 535 Fifth Avenue, 29th Floor, New York, New York 10017.

Non-Solicitation

The disclosure herein is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of MFAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive document.

Forward Looking Statements

This release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including the Preliminary Proxy Statement, the Registration Statement, the Definitive Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2019, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Contact

A.J. Dunklau

Chief Executive Officer

aj@megalithfinancial.com